                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-K



               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 25, 1996



                          NOVATEK INTERNATIONAL, INC.
            (Exact Name of Registrant as Specified in its Charter)



                                   COLORADO
                (State or Other Jurisdiction of Incorporation)



            0-22096                                       84-1074891
     (Commission File No.)                  (I.R.S. Employer Identification No.)




8990-H Oakland Center, Route 108, Columbia, Maryland           12045
      (Address of Principal Executive Offices)              (Zip Code)



                                (410) 964-2457
             (Registrant's Telephone Number, Including Area Code)
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ITEM 3(a).  BANKRUPTCY OR RECEIVERSHIP.

On October 25, 1996, Novatek International, Inc. (the "Company") filed for voluntary relief under Chapter 11 of the U.S. Bankruptcy Code and has been operating as a debtor-in-possession since such date. The petition was filed in the United States Bankruptcy Court for the District of Maryland, Northern Division (In re: Medical Diagnostic Products, Inc., Debtor-Case No. 96-6-0551). The Company is currently effectuating a change in its name to Medical Diagnostic Products, Inc.

ITEM 5.     OTHER EVENTS.

Effective October 22, 1996, Rockie L. Smith was appointed a director and as Executive Vice-President of the Company.

Effective October 24, 1996, Dr. Erick Gray resigned as a director of the Company for reported personal reasons.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (a)  Financial Statements of Businesses Acquired.

                 None

            (b)  Pro Forma Financial Information.

                 None

            (c)  Exhibits.

                 None
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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                       NOVATEK INTERNATIONAL, INC.

Date:   November 1, 1996





                                       By:/s/ Anthony K. Sebro
                                       -----------------------------------------
                                       Anthony K. Sebro, Secretary,
                                       Treasurer